UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                February 13, 2007

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

             0-29798                                 23-1408659
             -------                                 ----------
    (Commission File Number)         (I.R.S. employer identification number)


           2530 Riva Road, Suite 201
              Annapolis, Maryland                       21401
              -------------------                       -----
    (Address of principal executive office)           (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective February 12, 2007, Mr. John Michael "Mike" McConnell resigned from the Board of Directors of CompuDyne Corporation. Mr. McConnell has been appointed by President Bush and confirmed by the U.S. Senate to serve as Director of National Intelligence. Acceptance of this position requires him to sever all commercial relationships that might conflict with this position, including CompuDyne's Board of Directors.

     Mr. McConnell was first elected to CompuDyne's Board of Directors in 2004.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: February 13, 2007


                                                 COMPUDYNE CORPORATION


                                                 By:  /s/ Geoffrey F. Feidelberg
                                                      --------------------------
                                                      Geoffrey F. Feidelberg
                                                 Its: Chief Financial Officer

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